McKee Nelson LLP
5 Times Square, 35th Floor
New York, New York 10036

917-777-4326

January 7, 2005

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:

Renaissance Mortgage Acceptance Corp.

Renaissance Home Equity Loan Trust 2004-4

Current Report on Form 8-K______________

Ladies and Gentlemen:

On behalf of Renaissance Mortgage Acceptance Corp. and Renaissance Home Equity Loan Trust 2004-4 we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated, including the exhibits thereto.

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4326.

Please acknowledge receipt of this transmission by notifying the person indicated in the “Notify” line in the submission header of the above-referenced filing.

Sincerely,

/s/  Carlos Cabrera

Carlos Cabrera

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) January 7, 2005
Renaissance Mortgage Acceptance Corp.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-118739 (Commission File Number)	52-2356399 (IRS Employer ID Number)
1000 Woodbury Road, Woodbury, New York	11797
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(516) 364-8500
__________________________N/A____________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of December 1, 2004, among Delta Funding Corporation, as seller, Renaissance Mortgage Acceptance Corp., as depositor, Ocwen Federal Bank FSB, as servicer, HSBC Bank USA, National Association, as trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator (the “Pooling and Servicing Agreement”), in connection with the issuance by Renaissance Home Equity Loan Trust 2004-4 of Home Equity Loan Asset-Backed Certificates, Series 2004-4.

Item 9.01.  Financial Statements and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1	Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By: /s/ Richard Blass

       Name:  Richard Blass

       Title:  Executive Vice President

Dated:  January 7, 2005

EXHIBIT 4.1